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Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

            We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-68940) of our reports dated February 5, 2004, with respect to the consolidated financial statements and schedule of Simon Property Group, L.P. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.

ERNST & YOUNG LLP
Indianapolis, Indiana March 24, 2004

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  Exhibit 23.2